                                                                EXHIBIT 10.69



                          LEASE - BUSINESS PROPERTY


        THIS LEASE AGREEMENT, executed in duplicate, made and entered into this 26th day of April 1995, by and between A.M. Henderson
----        ----    --                 ----------------------------------------
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_______________________________(hereinafter called the "Landlord") whose address for the purpose of this lease is P.O. Box 922, Cedar Rapids
                                        ---------------------------------------
                                          (Street and Number)          (City)

Iowa  52406                and    Telecom*USA Publishing Company
--------------------------     ------------------------------------------------
 (State)   (Zip Code)

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-------------------------------------------------------------------------------
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_____________________________________(hererinafter called the "Tenant") whose address for the purpose of this lease is 201 3rd Avenue SE, Ste. 550, Cedar
                                         --------------------------------------
                                          (Street and Number)           (City)
Rapids, IA  52401        , WITNESSETH THAT:
-------------------------
  (State)   (Zip Code)


        1. PREMISES AND TERM. The Landlord, in consideration of the rents herein reserved and of the agreements and conditions herein contained, on the part of the Tenant to be kept and performed, leases unto the Tenant and Tenant hereby rents and leases from Landlord, according to the terms and provisions herein, the following described real estate, situated in Linn County, Iowa, to wit:


        23,773 sq.ft. (see Exhibit B for breakdown)
        931 Blairs Ferry Road NE, Cedar Rapids, Iowa

        Legal: IRR SUR NE 3-83-7 N OF RR W 438.25' MEAS ON N LN LOT 5 & IRR SUR NW N OF RR (LESS CITY) E 169' MEAS ON N LN LOT 2

with the improvements thereon and all rights, easements and appurtenances thereto belonging, which, more particularly, includes the space and premises as may be shown on "Exhibit A," if and as may be attached hereto, for a term of 5 years, commencing at midnight of the day previous to the first day of the lease term, which shall be on the first day of August 1995, and ending at midnight on the last day of the lease term, which shall be on the 31st day of July 2000, upon the condition that the Tenant pays rent therefor, and otherwise performs as in this lease provided.


        2. RENTAL. Tenant agrees to pay to Landlord as rental for said term, as follows: $12,824.28 per month, in advance, the first rent payment becoming due upon

             Strike       XXXXXXXXXXXXXXXXXXX
             one          (b) the 1st day of August, 1995,
and the same amount, per month, in advance, on the _______day of each month thereafter, during the term of this lease.

        In addition to the above monthly rental Tenant shall also pay:


        All sums shall be paid at the address of Landlord, as above designated, or at such other place in Iowa, or elsewhere, as the Landlord may, from time to time, previously designate in writing.

        Delinquent payments shall draw interest at 9.0% per annum from five (5) days after the due date, until paid.

        3. POSSESSION. Tenant shall be entitled to possession on the first day of the term of this lease, and shall yield possession to the Landlord at the time and date of the close of this lease term, except as herein otherwise expressly provided. Should Landlord be unable to give possession on said date, Tenant's only damages shall be a rebating of the pro rata rental.

        4. USE OF PREMISES. Tenant convenants and agrees during the term of this lease to use and to occupy the leased premises only for office/warehouse/training center.
-----------------------------------------------------------------------------
For restrictions on such use, see paragraphs 6(c), 6(d) and 11(b) below.

        5. QUIET ENJOYMENT. Landlord covenants that its estate in said premises is fee simple absolute
            -----------------------------------------------------------------
and that the Tenant on paying the rent herein reserved and performing all the agreements by the Tenant to be performed as provided in this lease, shall and may peaceably have, hold and enjoy the demised premises for the term of this lease free from molestation, eviction or disturbance by the Landlord or any other persons or legal entity whatsoever. (But see paragraph 14, below.)

        Landlord, shall have the right to mortgage all of its right, title, interest in said premises at any time without notice, subject to this lease.

        6. CARE AND MAINTENANCE OF PREMISES. (a) Tenant takes said premises in their present condition except for such repairs and alterations as may be expressly herein provided.

        (b) LANDLORD'S DUTY OF CARE AND MAINTENANCE. Landlord will keep the roof, structural part of the floor, walls and other structural parts of the building in good repair.

        (c) TENANT'S DUTY OF CARE AND MAINTENANCE. Tenant shall, after taking possession of said premises and until the termination of this lease and the actual removal from the premises, at its own expense, care for and maintain said premises in a reasonably safe and serviceable condition, except for structural parts of the building. Tenant will furnish its own interior decorating. Tenant will not permit or allow said premises to be damaged or depreciated in value by any act or negligence of the Tenant, its agents or employees. Without limiting the generality of the foregoing. Landlord will make necessary repairs to the sewer, the plumbing, the water pipes and electrical wiring, except as follows:

        None

and Tenant agrees to keep faucets closed so as to prevent waste of water and flooding of premises: to promptly take care of any leakage or stoppage in any of the water, gas or waste pipes. The Tenant agrees to maintain adequate heat to prevent freezing of pipes, if and only if the other terms of this lease fix responsibilility for heating upon the Tenant. Landlord will be responsible for the plate glass in the windows of the leased premises and for maintaining the parking area, driveways and sidewalks on and abutting the leased premises, if the leased premises include the ground floor, and if the other terms of this lease include premises so described. Tenant shall make no structural alterations or improvements without the written approval of the Landlord first had and obtained, of the plans and specifications therefor.

        (d) Tenant will make no unlawful use of said premises and agrees to comply with all valid regulations of the Board of Health, City Ordinances or applicable municipality, the laws of the State of Iowa and the Federal government, but this provision shall not be construed as creating any duty by Tenant to members of the general public. If Tenant, by the terms of this lease is leasing premises on the ground floor, it will not allow trash of any kind to accumulate on said premises in the halls, if any, or the alley or yard in front, side or rear thereof, and it will remove same from the premises at its own expense. Tenant also agrees to remove snow and ice and other obstacles from the sidewalk on or abutting the premises, if premises include the ground floor, and if this lease may be fairly-construed to impose such liability on the Tenant.

        7. (a) UTILITIES AND SERVICES. Tenant, during the term of this lease, shall pay, before delinquency, all charges for use of telephone, electricity, power, air conditioning, garbage disposal, trash disposal and not limited by the foregoing all other utilities and services of whatever kind and nature which may be used in or upon the demised premises.



        (b) AIR CONDITIONING equipment shall be furnished at the expense of
Landlord            and maintenance thereof at the expense of Landlord
-------------------                                         -------------------
(Landlord or Tenant)                                        (Landlord or Tenant)

        (c) JANITOR SERVICE shall be furnished at the expense of
Tenant
--------------------
(Landlord or Tenant)

        (d) HEATING shall be furnished at the expense of Landlord
                                                         -----------------------
                                                         (Landlord or Tenant)

        8. (a) SURRENDER OF PREMISES AT END OF TERM - REMOVAL OF FIXTURES. Tenant agrees that upon the termination of this lease, it will surrender, yield up and deliver the leased premises in good and clean condition, except the effects of ordinary wear and tear and depreciation arising from lapse of time, or damage without fault or liabilitiy of Tenant. [See also 11(a) and 11(e) below]

        (b) Tenant may, at the expiration of the term of this lease, or renewal or renewals thereof or at a reasonable time thereafter, if Tenant is not in default hereunder, remove any fixtures or equipment which said Tenant has installed in the leased premises, providing said Tenant repairs any and all damages caused by removal.

        (c) HOLDING OVER. Continued possession, beyond the expiratory date of the term of this lease, by the Tenant, coupled with the receipt of the specified rental by the Landlord (and absent a written agreement by both parties for an extension of this lease, or for a new lease) shall constitute a month to month extension of this lease.


        9. ASSIGNMENT AND SUBLETTING. Any assignment of this lease or subletting of the premises or any part thereof, without the Landlord's written permission shall, at the option of the Landlord, make the rental for the balance of the lease term due and payable at once. Such written permission shall not be unreasonably withheld.


        10. (a) ALL REAL ESTATE TAXES, except as may be otherwise expressly provided in this paragraph 10, levied or assessed by lawful authority (but reasonably preserving Landlord's rights of appeal) against said real property shall be timely paid by the parties in the following proportions: by Landlord 100%; by Tenant 0%.

        (b) Increase in such taxes, except as in the next paragraph provided, above the amount paid for the base tax year of 1994/95 (base year if any and as may be defined in this paragraph) shall be paid by Landlord, 0%; by Tenant 100%.

        (c) Increase in such taxes caused by Improvements of Tenant shall be paid by Landlord 0%; by Tenant 100%.


        (d) PERSONAL PROPERTY TAXES. Tenant agrees to timely pay all taxes, assessments or other public charges levied or assessed by lawful authority (but reasonably preserving Tenant's rights of appeal) against its personal property on the premises, during the term of this lease.

        (e) SPECIAL ASSESSMENTS. Special assessments shall be timely paid by the parties in the following proportions: by the Landlord 0%; by the Tenant 100%.




        11. INSURANCE. (a) Landlord and Tenant will each keep its respective property interests in the premises and its liability in regard thereto, and the personal property on the premises, reasonably insured against hazards and casualties; that is, fire and those items usually covered by extended coverage; and Tenant will procure and deliver to the Landlord a certification from the respective insurance companies to that effect. Such insurance shall be made payable to the parties hereto as their interests may appear.

        (b) Tenant will not do or omit the doing of any act which would vitiate any insurance, or increase the insurance rates in force upon the real estate improvements on the premises or upon any personal property of the Tenant upon which the Landlord by law or by the terms of this lease, has or shall have a lien.

        (c) Subrogation rights are not to be waived unless a special provision is attached to this lease.

        (d) Tenant further agrees to comply with recommendations of Iowa Insurance Service Bureau and to be liable for and to promptly pay, as if current rental, any increase in insurance rates on said premises and on the building of which said premises are a part, due to increased risks of hazards resulting from Tenant's use of the premises otherwise than as herein contemplated and agreed.

        (e) INSURANCE PROCEEDS. Landlord shall settle and adjust any claim against any insurance company under its said policies or insurance for the premises, and said insurance monies shall be paid to and held by the Landlord to be used in payment for cost of repairs or restoration [REMAINDER OF SENTENCE IS MISSING]

        12. INDEMNITY AND LIABILITY INSURANCE. Except as to any negligence of the Landlord, or any other tenants, Tenant will protect, indemnify and save harmless the Landlord from and against any and all loss, costs, damage and expenses occasioned by, or arising out of, any accident or other occurrence causing or inflicting injury and/or damage to any person or property, happening or done, in, upon or about the leased premises, or due directly or indirectly to the tenancy, use or occupancy thereof, or any part thereof by the Tenant or any person claiming through or under the Tenant. The Tenant further covenants and agrees that it will at its own expense procure and maintain casualty and liability insurance in a responsible company or companies authorized to do business in the State of Iowa, in amounts not less than $100,000 ___________ for any one person injured, and $500,000 ___________________ for any one accident, and with the limits of $25,000 _____________ for property damage, protecting the Landlord against such claim, damages, costs or expenses on account of injury to any person or persons, or to any property belonging to any person or persons, by reason of such casualty, accident or other happening on or about the demised premises during the term thereof. Certificates or copies of said policies, naming the Landlord, and providing for 30 days' notice to the Landlord before cancellation shall be delivered to the Landlord within twenty
(20) __________ days from the date of the beginning of the term of this lease. As to insurance of the Landlord for roof and structural faults, see paragraph 11(a) above.

        13. FIRE AND CASUALTY, PARTIAL DESTRUCTION OR PREMISES. (a) In the event of a partial destruction or damage of the leased premises, which is a business interference, that is, which prevents the conducting of a normal business operation and which damage is reasonably repairable within sixty (60) days after its occurrence, this lease shall not terminate but the rent for the leased premises shall abate during the time of such business interference. In the event of partial destruction, Landlord shall repair such damages within 60 ___________________ days of its occurrence unless prevented from so doing by acts of God, the elements, the public enemy, strikes, riots, insurrection, government regulations, city ordinances, labor, material or transportation shortages, or other causes beyond Landlord's reasonable control.

        (b) ZONING. Should the zoning ordinance of the city or municipality in which this property is located make it impossible for Landlord, using diligent and timely effort to obtain necessary permits and to repair and/or rebuild so that Tenant is not able to conduct its business on these premises, then such partial destruction shall be treated as a total destruction as in the next paragraph provided.

        (c) TOTAL DESTRUCTION OF BUSINESS USE. In the event of a destruction or damage of the leased premises including the parking area (if a parking area is a part of the subject matter of this lease) so that Tenant is not able to conduct its business on the premises or the then current legal use for which the premises are being used and which damages cannot be repaired within sixty
(60) _______________ days this lease may be terminated at the option of either the Landlord or Tenant. Such termination in such event shall be effected by written notice of one party to the other, within 30 days after such destruction. Tenant shall surrender possession within ten (10) ____________ days after such notice issues, and each party shall be released from all future obligations hereunder, Tenant paying rental pro rata only to the date of such destruction. In the event of such termination of this lease, Landlord at its option, may rebuild or not, according to its own wishes and needs.

        14. CONDEMNATION. (a) DISPOSITION OF AWARDS. Should the whole or any part of the demised premises be condemned or taken by a competent authority for any public or quasi-public use or purpose, each party shall be entitled to retain, as its own property, any award payable to it. Or in the event that a single entire award is made on account of the condemnation, each party will then be entitled to take such proportion of said award as may be fair and reasonable.

        (b) DATE OF LEASE TERMINATION. If the whole of the demised premises shall be so condemned or taken, the Landlord shall not be liable to the Tenant except and as its rights are preserved as in paragraph 14(a) above.

        15. TERMINATION OF LEASE AND DEFAULTS OF TENANT. (a) TERMINATION UPON EXPIRATION OR UPON NOTICE OF DEFAULTS. This lease shall terminate upon expiration of the demised term; or if this lease expressly and in writing provides for any option or options, and if any such option is exercised by the Tenant, then this lease will terminate at the expiration of the option term or terms. Upon default in payment of rental herein or upon any other default by Tenant in accordance with the terms and provisions of this lease, this lease may at the option of the Landlord be cancelled and forfeited, PROVIDED, HOWEVER, before any such cancellation and forfeiture except as provided in 15(b) below, Landlord shall give Tenant a written notice specifying the default, or defaults, and stating that this lease will be cancelled and forfeited thirty (30) days after the giving of such notice, unless such default, or defaults, are remedied within such grace period. (See paragraph 22, below.) As an additional optional procedure or as an alternative to the foregoing (and neither exclusive of the other) Landlord may proceed as in paragraph 21, below, provided.

        (b) BANKRUPTCY OR INSOLVENCY OF TENANT. In the event Tenant is adjudicated a bankrupt or in the event of a judicial sale or other transfer of Tenant's leasehold interest by reason by any bankruptcy or insolvency proceedings or by other operation of law, but not by death, and such bankruptcy, judicial sale or transfer has not been vacated or set aside within ten (10) days from the giving of notice thereof by Landlord to Tenant, then, and in any such events, Landlord may, at its option, immediately terminate this lease, re-enter said premises, upon giving of ten (10) days' written notice by Landlord to Tenant, all to the extent permitted by applicable law.

        (c) In (a) and (b) above, waiver as to any default shall not constitute a waiver of any subsequent default or defaults.

        (d) Acceptance of keys, advertising and re-renting by the Landlord upon the Tenant's default shall be construed only as an effort to mitigate damages by the Landlord, and not as an agreement to terminate this lease.

        16. RIGHT OF EITHER PARTY TO MAKE GOOD ANY DEFAULT OF THE OTHER. If default shall be made by either party in the performance of, or compliance with, any of the terms, covenants or conditions of this lease, and such default shall have continued for thirty (30) days after written notice thereof from one party to the other, the person aggrieved, in addition to all other remedies now or hereafter provided by law, may, but need not, perform such term, covenant or condition, or make good such default and any amount advanced shall be repaid forthwith on demand, together with interest at the rate of 12% per annum, from date of advance.

        17. SIGNS (a) Tenant shall have the right and privilege of attaching, affixing, painting or exhibiting signs on the leased premises, provided only
(1) that any and all signs shall comply with the ordinances of the city or municipality in which the property is located and the laws of the State of Iowa; (2) such signs shall not change the structure of the building; (3) such signs if and when taken down shall not damage the building; and (4) such signs shall be subject to the written approval of the Landlord, which approval shall not be unreasonably withheld.

        (b) Landlord during the last ninety (90) days of this lease, or extension, shall have the right to maintain in the windows or on the building or on the premises either or both a "For Rent" or "For Sale" sign and Tenant will permit, at such time, prospective tenants or buyers to enter and examine the premises.

        18. MECHANIC'S LIENS. Neither the Tenant nor anyone claiming by, through, or under the Tenant, shall have the right to file or place any mechanic's lien or other lien of any kind or character whatsoever, upon said premises or upon any building or improvement thereon, or upon the leasehold interest of the Tenant therein, and notice is hereby given that no contractor, sub-contractor, or anyone else who may furnish any material, service or labor for any building, improvements, alteration, repairs or any part thereof, shall at any time be or become entitled to any lien thereon, and for the further security of the Landlord, the Tenant covenants and agrees to give actual notice thereof in advance, to any and all contractors and sub-contractors who may furnish or agree to furnish any such material, service or labor.

        21. RIGHTS CUMULATIVE. The various rights, powers, options, elections and remedies of either party, provided in this lease, shall be construed as cumulative and no one of them as exclusive of the others, or exclusive of any rights, remedies or priorities allowed either party by law, and shall in no way affect or impair the right of either party to pursue any other equitable or legal remedy to which either party may be entitled as long as any default remains in any way unremedied, unsatisfied or undischarged.

        22. NOTICES AND DEMAND. Notices as provided for in this lease shall be given to the respective parties hereto at the respective addresses designated on page one of this lease unless either party notifies the other, in writing, of a different address. Without prejudice to any other method of notifying a party in writing or making a demand or other communication, such message shall be considered given under the terms of this lease when sent, addressed as above designated, postage prepaid, by registered or certified mail, return receipt requested, by the United States mail and so deposited in a United States mail box.

        23. PROVISIONS TO BIND AND BENEFIT SUCCESSORS, ASSIGNS, ETC. Each and every covenant and agreement herein contained shall extend to and be binding upon the respective successors, heirs, administrators, executors and assigns of the parties hereto; except that if any part of this lease is held in joint tenancy, the successor in interest shall be the surviving joint tenant.

        24. CHANGES TO BE IN WRITING. None of the covenants, provisions, terms or conditions of this lease to be kept or performed by Landlord or Tenant shall be in any manner modified, waived or abandoned, except by a written instrument duly signed by the parties and delivered to the Landlord and Tenant. This lease contains the whole agreement of the parties.

        25. RELEASE OR DOWER. Spouse of Landlord, appears as a party signatory to this lease soley for the purpose of releasing dower, or distributive share, unless said spouse is also a co-owner of an interest in the lease premises.

        26. CONSTRUCTION. Words and phrases herein, including acknowledgement hereof, shall be construed as in the singular or plural number, and as masculine, feminine or neuter gender according to the context.

        27. See Addendum attached hereto and made a part hereof for all purposes.





        IN WITNESS WHEREOF, the parties hereto have duly executed this lease in duplicate the day and year first above written.



                                                /s/ A.M. HENDERSON
-----------------------------------      -----------------------------------------
                 LANDLORD'S SPOUSE       A.M. Henderson                   LANDLORD
                (See paragraph 25)

                                         Telecom*USA Publishing Company
                                         By: /s/ JAMES A. HADDAD
-----------------------------------      -----------------------------------------
                    TENANT'S SPOUSE      James A. Haddad, Vice President    TENANT
              [See paragraph 19(b)]






                  [ATTACH APPROPRIATE ACKNOWLEDGEMENTS HERE]

                                   ADDENDUM




Addendum to Lease -- Business Property (the "Lease") between A.M. Henderson ("Landlord") and Telecom*USA Publishing Company, an Iowa corporation ("Tenant").

The provisions of this Addendum shall control over any conflicting provisions of the Lease.

If the Lease is in full force and effect on June 30, 2000, Tenant shall have the right, at its option, to extend the term of the Lease for an additional five
(5) years upon the same terms and conditions contained in the Lease, except the rental for such extended period shall be increased by 80% of the percentage increase in the Consumer Price Index All Consumers - U.S. Cities average, from the commencement date through June 30, 2000, with such increased monthly rental commencing on July 1, 2000. To exercise this option to extend, Tenant shall notify Landlord in writing no later than December 31, 1999.

The parties acknowledge that Telecom is currently leasing other space for its Cedar Rapids sales office at 1350 Boyson Road, Building D, Hiawatha, Iowa. Scott Olson has agreed to attempt to sublet that lease space. The rent due under this Lease shall be reduced by $1,000.00 per month beginning September 1, 1995 until that space is leased.

Landlord agrees to, prior to the commencement date of this Lease, repair the parking lot surface on the property, clean up the area around the railroad tracks, and paint the south wall of the building. In addition, Landlord shall fence the warehouse area in accordance with the drawing attached hereto as Exhibit "A and B".

Telecom shall be allowed to place signage on the west wall of the building, over the loading dock area, and at the front of the property near Blairs Ferry Road. Such signage shall be subject to the prior approval of Landlord, which approval shall not be unreasonably withheld.

Tenant shall have the right to use one-half of the east parking lot on the property until 4:00 p.m. each day. Tenant shall have the right to use at least seventy parking spaces in the west parking lot at all times.

All notices to Tenant under the Lease shall be sent to the attention of James
A. Haddad.

Any increase in the amounts due from Tenant under this Lease, including, but not limited to, any increase in real estate taxes, shall be paid by Tenant on a pro rata basis based on the square footage under this Lease versus the square footage of the entire building. Total taxes for 1994/95 are $$28,404.00.

                                   ADDENDUM
                                   --------
                                    PAGE 2



Notwithstanding the provision of Section 6(d), Tenant shall not be obligated to make any alterations or changes required by the Americans With Disabilities Act or any other rules, regulations, ordinances, or laws, unless such alterations or changes are required due to the nature of Tenant's use of the premises.

Landlord agrees to complete its work on the premises on or before September 1, 1995. If Landlord has not completed its work by such date, Tenant shall have the right, at its option, to terminate this Lease upon written notice to Landlord.

Tenant shall have the non-exclusive use of two loading docks and one ramp. Landlord acknowledges that the warehouse space and the use of the loading docks is an important requirement of Tenant in entering into the Lease. Therefore, Tenant shall have the right, at its option, to terminate the Lease upon 60 days written notice to Landlord if Tenant's reasonable use of the loading docks is adversely affected or restricted.

The parties acknowledge that the rent due hereunder is based on the calculations set out on Exhibit "C" attached hereto. As shown on such Exhibit, $125,000 of the renovation costs have been amortized over a five year period (the "5 year component"). Landlord agrees that if Tenant exercises its options to extend the term of the Lease, the 5 year component shall be removed from the calculation of the rent for the extended term of the Lease.

Attached hereto as Exhibit "B" are the improvements to be completed to the premises. The allowance provided Tenant for such construction costs, including design costs and a contingency fund, totals $325,000. Any amounts incurred by Tenant above that amount shall be paid directly by Tenant.

Rate is based on gas annual usage of $0.19/sq.ft. If gas usage increases, rate will be adjusted annually prorated by square footage.



                                    TELECOM*USA PUBLISHING COMPANY



/s/ A.M. HENDERSON                  By: /s/ JAMES A. HADDAD
-----------------------------          -----------------------------
A.M. Henderson                      James A. Haddad, Vice President